Exhibit 21

SUBSIDIARIES OF ELDERTRUST OPERATING LIMITED PARTNERSHIP

AS OF MARCH 27, 2007

ET Capital Corp., a Delaware corporation

ET GENPAR, L.L.C., a Delaware limited liability company

ET Sub-Belvedere Limited Partnership, L.L.P., a Virginia limited liability partnership

ET Belvedere Finance, L.L.C., a Delaware limited liability company

ET Sub-Berkshire Limited Partnership, a Delaware limited partnership

ET Berkshire, LLC, a Delaware limited liability company

ET Sub-Cabot Park, L.L.C., a Delaware limited liability company

Cabot ALF, L.L.C., a Delaware limited liability company

ET Sub-Cleveland Circle, L.L.C. a Delaware limited liability company

Cleveland ALF, L.L.C., a Delaware limited liability company

ET Sub-DCMH Limited Partnership, L.L.P., a Virginia limited liability partnership

ET DCMH Finance, L.L.C., a Delaware limited liability company

ET Sub-Heritage Andover, L.L.C., a Delaware limited liability company

ET Sub-Heritage Woods, L.L.C., a Delaware limited liability company

ET Sub-Highgate, L.P., a Pennsylvania limited partnership

ET Sub-Lacey I, L.L.C., a Delaware limited liability company

ET Sub-Lehigh Limited Partnership, a Delaware limited partnership

ET Lehigh, LLC, a Delaware limited liability company

ET Sub-Lopatcong, L.L.C., a Delaware limited liability company

ET Sub-Pennsburg Manor Limited Partnership, L.L.P., a Virginia limited liability partnership

ET Pennsburg Finance, L.L.C., a Delaware limited liability company

ET Sub-Phillipsburg I, L.L.C., a Delaware limited liability company

ET Sub-Pleasant View, L.L.C., a Delaware limited liability company

ET Sub-POB I Limited Partnership, L.L.P., a Virginia limited liability partnership

ET POBI Finance, L.L.C., a Delaware limited liability company

ET Sub-Rittenhouse Limited Partnership, L.L.P., a Virginia limited liability partnership

ET Sub-Riverview Ridge Limited Partnership, L.L.P., a Virginia limited liability partnership

ET Sub-Sanatoga Limited Partnership, a Delaware limited partnership

ET Sanatoga, LLC, a Delaware limited liability company

ET Sub-SMOB, L.L.C., a Delaware limited liability company

ET Sub-Vernon Court, L.L.C., a Delaware limited liability company

Vernon ALF, L.L.C., a Delaware limited liability company

ET Sub-Wayne I, Limited Partnership, L.L.P., a Virginia limited liability partnership

ET Wayne Finance, L.L.C., a Delaware limited liability company

ET Sub-Willowbrook Limited Partnership, L.L.P., a Virginia limited liability partnership

ET Sub-Woodbridge, L.P., a Pennsylvania limited partnership